UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 17, 2011
Premier Exhibitions, Inc.
(Exact name of registrant as specified in its charter)

Florida	000-24452	20-1424922

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3340 Peachtree Road, N.E., Suite 900, Atlanta, Georgia	30326

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (404) 842-2600
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
On October 17, 2011, Premier Exhibitions, Inc. (the “Company”) entered into an Asset Purchase Agreement to purchase the assets of a Titanic-themed exhibition (Titanic The Experience) in Orlando, Florida, from Worldwide Licensing & Merchandising, Inc. and its shareholder, G. Michael Harris (together, “Worldwide”). Pursuant to the Agreement, the Company purchased the assets of the Orlando exhibition from Worldwide in an installment sale. The Company will pay Worldwide directly a total of $800,000 over a two-year period, and will also assume rental and other arrearages owed by Worldwide, totaling $720,000, which the Company will pay over a four-year period.
PRXI has also entered into an Assignment of and Second Amendment to Lease (the “Lease Agreement”) with George F. Eyde Orlando, LLC and Louis J. Eyde Orlando, LLC (together “Landlord”) and Worldwide, which provides for a lease of the current exhibition space for five years, with an optional early termination after three years. The Lease Agreement reflects the Company’s rental obligations and also the assumed rental arrearages paid on behalf of Worldwide as part of the consideration for the Asset Purchase Agreement.
This summary does not purport to be complete and is qualified by reference to the full text of the Asset Purchase and Lease Agreement, copies of which are filed as exhibits to this Current Report on Form 8-K and are incorporated herein by reference.
Item 8.01 Other Events.
On October 18, 2011, Premier Exhibitions, Inc. issued a press release, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.
10.1	Asset Purchase Agreement between Premier Exhibitions, Inc., Worldwide Licensing & Merchandising, Inc. and G. Michael Harris, dated October 17, 2011

10.2	Assignment of and Second Amendment to Lease between Premier Exhibitions, Inc., George F. Eyde Orlando, LLC and Louis J. Eyde Orlando, LLC, and Worldwide Licensing & Merchandising, Inc., dated October 17, 2011

99.1	Press Release dated October 18, 2011

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Premier Exhibitions, Inc.
By:	/s/ Michael Little
Michael Little
Chief Financial Officer

Date: October 20, 2011

EXHIBIT INDEX

Exhibit No.	Description

10.1	Asset Purchase Agreement between Premier Exhibitions, Inc., Worldwide Licensing & Merchandising, Inc. and G. Michael Harris, dated October 17, 2011

10.2
Assignment of and Second Amendment to Lease between Premier Exhibitions, Inc., George F. Eyde Orlando, LLC and Louis J. Eyde Orlando, LLC, and Worldwide Licensing & Merchandising, Inc., dated October 17, 2011

99.1	Press Release dated October 18, 2011